                         ANNUAL REPORT TO SHAREHOLDERS

                               CIGNA FUNDS GROUP

                     FOR THE YEAR ENDED DECEMBER 31, 1995

              [ABOVE TEXT APPEARS AS A DIVIDED CIRCULAR GRAPHIC]

CIGNA MONEY MARKET FUND (formerly CIGNA Annuity Money Market Fund) Management's Discussion and Analysis (Unaudited)

The CIGNA Money Market Fund was in a transition year in 1995. As of April 18, 1995, Investors Life Insurance Company of North America, an affiliate of InterContinental Life Corporation, on behalf of holders of its variable annuity contracts redeemed all its shares in the CIGNA Money Market Fund. Immediately following the redemption, Connecticut General Life Insurance Company ("CG Life"), an affiliate of CIGNA Funds Group, invested $1,000,000. This meant that the Money Market Fund had a relatively small investment portfolio for the remainder of the year. During 1995, the Fund returned 5.33% while 3-Month U.S. Treasury Bills, by comparison, showed a return of 5.74%.

1995 produced one of the best years in bond market history following one of the worst in 1994. The groundwork for this years' rally was laid by the tightening of monetary policy in 1994 and early 1995. The slowing of economic activity to trend growth of 2.5%, receding of inflation expectations, purchases of securities by foreign central banks during and after the U.S. dollar's spring free fall and hopes for a balanced budget were some of the events that drove Treasury Yields down more than 200 basis points.

Money market instruments such as top tier commercial paper, certificates of deposit, and bankers acceptances did not appreciate such a wild ride during the year. These securities track the Fed Funds rate, a key short term rate which banks charge for overnight loans. The Fed Funds rate was increased 50 basis points in February to equal 6.00%, only to be lowered in two 25 basis point moves in July and December to close at it's starting level of 5.50%. Part of our strategy in 1995 was to stay invested in the higher yielding money market products with shorter maturities. This strategy did not work to our absolute benefit since we gave up the gains recognized on lower yielding Treasury securities with longer maturities.

As 1996 begins, there is a back drop of subdued growth and diminishing inflationary expectations. Consequently, we believe the Federal Reserve has room to ease monetary policy which would justify lower interest rates. Therefore, we will remain bullish and look for signs to the contrary, such as increasing inflationary pressures or a resurgence of economic activity. We will also consider other portfolio adjustments as market conditions dictate.


                       [PERFORMANCE GRAPH APPEARS HERE]



            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/1/86  - 12/31/95


---------------------------------
AVERAGE ANNUAL TOTAL RETURN
1 Year        5 Year      10 Year
5.33%         4.04%       5.71%
---------------------------------
                              CIGNA                           3-Month
 Point of                Money Market                  U.S. Treasury Bills -
Measurement                   Fund                         Total Return*
-----------              ------------                  ----------------------
    1/86                  10000                             10000
   12/86                  10653.089119738                   10617
   12/87                  11334.950792783                   11244.4647
   12/88                  12160.880262439                   12004.59051372
   12/89                  13250.273373428                   13041.787134105
   12/90                  14286.495352652                   14072.0883177
   12/91                  15107.709130673                   14881.233395968
   12/92                  15615.226899945                   15418.445921562
   12/93                  15988.313285949                   15891.792211354
   12/94                  16536.905412794                   16562.425842673
   12/95                  17417.577911427                   17513.109086042

* Source: Salomon Brothers

CIGNA Money Market Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load, but may be used with variable annuities that contain other charges which would affect the ultimate return to an investor. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance has been compared with the total return performance of three-month U.S. Treasury Bills. Treasury Bill performance does not reflect brokerage charges or other investment expenses. The Fund's average 7-day annualized yield as of December 31, 1995 was 4.53%.

CIGNA MONEY MARKET FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1995

                                                                                              MARKET
                                                                              PRINCIPAL        VALUE
                                                                                (000)          (000)
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 15.3%
American Express Credit Corp.,
   5.58%, 3/7/96                                                               $       39      $     39
Ford Motor Credit Corp.,
   5.69%, 2/16/96                                                                      40            40
General Electric Capital Corp.,
   5.68%, 2/2/96                                                                       40            40
Minnesota Mining & Manufacturing Co.,
   5.50%, 3/14/96                                                                      39            39
                                                                                               --------

TOTAL COMMERCIAL PAPER                                                                              158
                                                                                               --------


U.S. GOVERNMENT & AGENCIES - 38.5%
Federal Farm Credit Bank,
   5.53%, 2/12/96                                                                     100            99
Federal Home Loan Banks,
   6.04%, 2/22/96                                                                     100           100
Federal Home Loan Mortgage,
   5.56%, 1/18/96                                                                     100           100
Federal National Mortgage Association,
   5.53%, 2/9/96                                                                      100            99
                                                                                               --------

TOTAL U.S. GOVERNMENT & AGENCIES                                                                    398
                                                                                               --------

REPURCHASE AGREEMENTS - 45.4%
Repurchase Agreement with State Street Bank, entered into
12/26/95 at 5.40%, maturing 1/2/96 at $470,494 (collateralized by a U.S. Treasury Bond, 7.25%, due 5/15/2016 with a face value
of $425,000 and a value of $477,417)                                                  470           470
                                                                                               --------


The Notes to Financial Statements are an integral part of these statements.

CIGNA MONEY MARKET FUND

DECEMBER 31, 1995

                                                                                                    MARKET
                                                                                                    VALUE
                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES - 99.2%
  (Total Cost - $1,026,034)                                                                       $   1,026
Cash and Other Assets Less Liabilities - 0.8%                                                             8
                                                                                                  ---------

NET ASSETS - 100.0%
  (equivalent to $1.00 per share based on 1,034,143
  shares outstanding)                                                                             $   1,034
                                                                                                  =========


The Notes to Financial Statements are an integral part of these statements.

CIGNA INCOME FUND (formerly CIGNA Annuity Income Fund)
Management's Discussion and Analysis (Unaudited)

The CIGNA Income Fund was in a transition year in 1995. As of April 18, 1995, Investors Life Insurance Company of North America, an affiliate of InterContinental Life Corporation, on behalf of holders of its variable annuity contracts redeemed its shares of the CIGNA Income Fund. Immediately following the redemption, Connecticut General Life Insurance Company ("CG Life"), an affiliate of CIGNA Funds Group, invested $1,000,000 in the Income Fund. Liquidation at adverse times in the market and difficulties managing a small portfolio of odd-lot positions contributed to the Fund substantially trailing the Index. During 1995, the Fund returned 16.21% while the Lehman Brothers Government/Corporate Index, by comparison, showed a return of 19.24%.

1995 was a decent year for the economy, an excellent year for inflation, and a banner year for bonds. Consensus forecasts of accelerating growth and inflation were proved wrong, and the Federal Reserve (Fed) was able to reverse course and ease interest rates twice before the end of the year--achieving what many thought unachievable: a "soft landing" of the economy. The long Treasury rate dropped nearly 200 basis points by year-end, as investors were increasingly buoyed by modest growth, declining inflation expectations, an easing Fed and seemingly serious talk about budget reduction.

At the same time, strong corporate cash flows and balance sheets, as well as record stock market levels, limited the need for corporate new issuance - resulting in strong demand and reduced supply. Corporate bonds outperformed Treasuries by a margin of over 300 basis points.

We expect to migrate into corporate bonds as attractive opportunities appear; additionally, we will pursue valued-added swaps and carefully manage duration risk to maximize performance relative to the Index.

As we enter 1996, much of the good news we expect for bonds appears to be factored into the market, which will continue to both react to news from Washington, and to focus on economic releases to validate current market levels. We expect economic growth and inflation to be modest, allowing the accommodative bend of the Fed to continue. Any signs of accelerating growth or inflation would swiftly change this positive scenario.


                       [PERFORMANCE GRAPH APPEARS HERE]



            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              1/1/86  - 12/31/95

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
   1 Year    5 Year    10 Year
   16.21%    10.02%      9.57%
----------------------------------
                               CIGNA                 Lehman Brothers
 Point of                      Income                  Government/
Measurement                     Fund                 Corporate Index
-----------                    ------                ---------------
    1/86                  10000                      10000
   12/86                  11743.465346535            11495.769230769
   12/87                  11821.089108911            11831.445692308
   12/88                  12751.683168317            12728.269275785
   12/89                  14574.158415842            14539.501993729
   12/90                  15470.297029703            15743.37275881
   12/91                  18246.03960396             18282.778784806
   12/92                  19537.02970297             19668.613416694
   12/93                  22147.227722772            21838.061476555
   12/94                  21457.227722772            21071.545518728
   12/95                  24936.03960396             25125.710876531

CIGNA Income Fund's performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Fund does not charge a sales load. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The Fund's performance was been compared with the total return performance for the Lehman Brothers Government/Corporate Bond Index. The index is a group of unmanaged securities widely regarded by investors to be representative of the taxable U.S. government and corporate bond market in general. Index results do not reflect brokerage charges or other investment expenses. An investment cannot be made in the index.

CIGNA INCOME FUND

INVESTMENTS IN SECURITIES
DECEMBER 31, 1995


                                                                                MARKET
                                                                PRINCIPAL        VALUE
                                                                  (000)          (000)
-----------------------------------------------------------------------------------------
BONDS AND NOTES - 92.3%
FOREIGN GOVERNMENTS - 9.0%
Israel (The State of)., 5.75%, 2000                             $     100      $     100
                                                                               ----------


U.S. GOVERNMENT & AGENCIES - 83.3%
Federal Home Loan Banks, 7.37%, 2002                                  100            109
Federal Home Loan Mortgage Corp., 7.75%, 2001                         100            110
Federal National Mortage Assoc., 7.4%, 2004                           100            110
Student Loan Marketing Assoc., 6.6%, 1999                             100            104
Tennessee Valley Authority, 6.375%, 2005                              100            103
United States Treasury Notes,
   5.875%, 1998                                                        95             96
   6.5%, 2005                                                         270            288
                                                                               ----------
                                                                                     920
                                                                               ----------

Total Bonds and Notes
   (Cost - $994,196)                                                               1,020
                                                                               ----------

TOTAL INVESTMENT IN SECURITIES
   (Cost - $994,196)                                                               1,020
Cash and Other Assets, Less Liabilities - 7.7%                                        85
                                                                               ----------

NET ASSETS - 100.0%
   (equivalent to $1.02 per share based on
   1,086,956 shares outstanding)                                               $   1,105
                                                                               ==========



The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)
DECEMBER 31, 1995

                                                                   MONEY
                                                                   MARKET          INCOME
                                                                 ----------      ----------
ASSETS:
Investments in securities at value (Cost - $1,026,034 and
   $994,196, respectively)                                        $  1,026        $  1,020
Cash                                                                     4              66
Interest receivable                                                      3              18
Investment for deferred compensation plan (Cost - $21,318
   and $9,857, respectively)                                            21              11
Receivable from advisor                                                 12               7
Other                                                                  -                 6
                                                                 ----------      ----------

   Total assets                                                      1,066           1,128
                                                                 ----------      ----------

LIABILITIES:
Payable for deferred compensation plan                                  21              11
Other accrued expenses                                                  11              12
                                                                 ----------      ----------

   Total liabilities                                                    32              23
                                                                 ----------      ----------

NET ASSETS                                                        $  1,034        $  1,105
                                                                 ==========      ==========

Shares outstanding                                                   1,034           1,087
                                                                 ==========      ==========

NET ASSET VALUE PER SHARE                                         $   1.00        $   1.02
                                                                 ==========      ==========

COMPONENTS OF NET ASSETS:
Capital paid in                                                   $  1,034        $  1,046
Distributions in excess of net investment income                       -               (11)
Accumulated net realized gain on investments                           -                42
Unrealized appreciation of investments                                 -                28
                                                                 ----------      ----------

NET ASSETS                                                        $  1,034        $  1,105
                                                                 ==========      ==========

The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF OPERATIONS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                  MONEY
                                                                                  MARKET         INCOME
                                                                                 --------       -------
INVESTMENT INCOME:
  Interest                                                                       $   338        $  386
                                                                                 --------       -------

EXPENSES:
  Investment advisory fees                                                            27            26
  Custodian fees and expenses                                                         15            24
  Administrative services                                                              4             4
  Auditing and legal fees                                                             11             9
  Trustees' fees                                                                       3             2
  Transfer agent fees and expenses                                                     3             3
  Other                                                                                4             3
                                                                                 --------       -------

    Total expenses                                                                    67            71
    Less expenses waived by advisor                                                  (23)          (21)
                                                                                 --------       -------

  Net expenses                                                                        44            50
                                                                                 --------       -------

NET INVESTMENT INCOME                                                                294           336

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from securites transactions                                        4           140
  Unrealized appreciation of investments                                              -            415
                                                                                 --------       -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                        4           555
                                                                                 --------       -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $   298        $  891
                                                                                 ========       =======


The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                  MONEY
                                                                                                  MARKET            INCOME
                                                                                                -----------       -----------
OPERATIONS:
Net investment income                                                                          $        294      $        336
Net realized gain from securities transactions                                                            4               140
Unrealized appreciation of investments                                                                  -                 415
                                                                                               -------------     -------------
Net increase in net assets from operations                                                              298               891
                                                                                               -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                                             (294)             (713)
From net realized capital gains                                                                          (4)              (27)
                                                                                               -------------     -------------
Total distributions to shareholders                                                                    (298)             (740)
                                                                                               -------------     -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                     1,193             1,029
Net asset value of shares issued to shareholders
   in reinvestment of dividends and distributions                                                       298               296
                                                                                               -------------     -------------
                                                                                                      1,491             1,325
Cost of shares redeemed (Note 6)                                                                    (17,130)          (15,581)
                                                                                               -------------     -------------
Net decrease from Fund share transactions                                                           (15,639)          (14,256)
                                                                                               -------------     -------------
NET DECREASE IN NET ASSETS                                                                          (15,639)          (14,105)

NET ASSETS:
Beginning of period                                                                                  16,673            15,210
                                                                                               -------------     -------------
End of period (including overdistributed net investment
   income of $0 and $11,002, respectively)                                                     $      1,034      $      1,105
                                                                                               =============     =============

TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                                                           1,193             1,118
Shares issued in reinvestment of dividends and distributions                                            298               316
                                                                                               -------------     -------------
                                                                                                      1,491             1,434
Shares redeemed                                                                                     (17,130)          (16,887)
                                                                                               -------------     -------------
Net decrease                                                                                        (15,639)          (15,453)
                                                                                               =============     =============


The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                           MONEY
                                                                           MARKET            INCOME
                                                                        -----------       -----------
OPERATIONS:
Net investment income                                                  $        614      $     1,103
Net realized loss from securities transactions                                  -               (124)
Unrealized depreciation of investments                                          -             (1,584)
                                                                       -------------     ------------
Net increase (decrease) in net assets from operations                           614             (605)
                                                                       -------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income                                                     (614)          (1,103)
                                                                       -------------     ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                               844              462
Net asset value of shares issued to shareholders
   in reinvestment of dividends and distributions                               614            1,103
                                                                       -------------     ------------
                                                                              1,458            1,565
Cost of shares redeemed                                                      (5,293)          (4,557)
                                                                       -------------     ------------
Net decrease from Fund share transactions                                    (3,835)          (2,992)
                                                                       -------------     ------------
NET DECREASE IN NET ASSETS                                                   (3,835)          (4,700)

NET ASSETS:
Beginning of period                                                          20,508           19,910
                                                                       -------------     ------------
End of period (including overdistributed net investment
   income of $0 and $0, respectively)                                    $   16,673      $    15,210
                                                                       =============     ============

TRANSACTIONS IN CAPITAL STOCK:
Shares sold                                                                     844              488
Shares issued in reinvestment of dividends and distributions                    614            1,154
                                                                       -------------     ------------
                                                                              1,458            1,642
Shares redeemed                                                              (5,293)          (4,779)
Net decrease                                                           -------------     ------------
                                                                             (3,835)          (3,137)
                                                                       =============     ============


The Notes to Financial Statements are an integral part of these statements.

CIGNA FUNDS GROUP  Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Money Market Fund and CIGNA Income Fund , known as CIGNA Annuity Money Market Fund and CIGNA Annuity Income Fund, respectively, prior to February 15, 1996, are separate series of CIGNA Funds Group, known as CIGNA Annuity Funds prior to February 15, 1996, a Massachusetts business trust (the "Trust"). The funds are referred to collectively as "CIGNA Funds Group" or the "Funds." The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Money Market Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The objective of the Income Fund is to provide as high a level of current income as possible consistent with reasonable concern for safety of principal by investing primarily in investment grade corporate debt securities and U.S. Government securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over the counter market, including listed securities whose primary markets are believed to be over the counter, are valued on the basis of valuations furnished by a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by
institutional traders.   Except for the Money Market Fund, short-term
investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. The investments in the Money Market Fund are valued at amortized cost, which the Board of Trustees has determined constitutes fair value. Other securities and assets of the Funds are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost. The cost for Federal income tax purposes is substantially the same.

C. FEDERAL TAXES -- For Federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income or net capital gains have been accrued.

D. DIVIDENDS -- For the Money Market Fund, dividends from net investment income and net realized gains are declared daily and reinvested monthly. Prior to April 19, 1995, dividends from net investment income were reinvested daily. For the Income Fund, dividends from net investment income and net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed annually. Prior to April 19, 1995, dividends from net investment income of the Income Fund were distributed daily.

Dividends and distributions are recorded by the Funds on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-class to paid in capital may be required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Funds. Such advisory fees are based on an annual rate of 0.5% applied to the average daily net assets of each Fund. CII has voluntarily agreed to reimburse each Fund for any amount by which its expenses (including the advisory fee but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed 1% of average daily net assets of any Fund.

Each Fund reimburses CII for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1995, the Money Market Fund and Income Fund paid $3,810 and $3,954, respectively.

CII is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of their affiliates. Trustees may elect to defer all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 1995 were as follows (shown in thousands):

                     FUND                       PURCHASES         SALES
          ----------------------------       --------------   -------------
          Money Market Fund                   $        -       $       -

          Income Fund                                2,189          16,101

Purchases and sales of U.S. Government obligations for the Income Fund of $1,990,023 and $8,274,342, respectively, are included in the above aggregate purchases and sales.

5. AGGREGATE GROSS UNREALIZED APPRECIATION. The Income Fund had aggregate gross and net unrealized appreciation for Federal income tax purposes as follows (shown in thousands):

                                         UNREALIZED      UNREALIZED     NET UNREALIZED
                  FUND                  APPRECIATION    DEPRECIATION     APPRECIATION
     --------------------------------  --------------  --------------   --------------
     Money Market Fund                  $       -       $        -       $        -

     Income Fund                                 26              -                 26

As of December 31, 1995, the Money Market and Income Funds' cost of securities for Federal income tax purposes was $1,026,034 and $994,196, respectively.

6. CAPITAL STOCK. Each Fund is a separate series of the Trust which offers an unlimited number of shares of beneficial interest, without par value.

As of April 18, 1995, Investors Life Insurance Company of North America, an affiliate of InterContinental Life Corporation, on behalf of holders of its variable annuity contracts redeemed all of the outstanding shares of the CIGNA Funds Group. The proceeds of the redemption were $15,717,142 and $14,509,838 for the Money Market Fund and the Income Fund, respectively. The amounts redeemed from the CIGNA Funds Group were used to acquire shares of certain PCM Funds, managed by Putnam Investments. Immediately following the redemption, Connecticut General Life Insurance Company ("CG Life"), an affiliate of CIGNA Funds Group, invested $1,000,000 in each of the Money Market Fund and the Income Fund. At December 31, 1995, CG Life is the sole shareholder of the Funds.

7. FINANCIAL HIGHLIGHTS. The following selected per share data is computed on the basis of a share outstanding throughout the period:

                                             Net
                                           Realized
                 Net                          &                                                                            Net
                Asset                     Unrealized                    Dividends                                         Assets
                Value,        Net         Gain (Loss)    Total from      from Net      Distributions                      Value,
    Period    Beginning   Investment          on        Investments    Investment     From Realized         Total          End
    Ended     of Period     Income       Investments     Operation       Income       Capital Gains     Distributions   of Period
------------------------------------------------------------------------------------------------------------------------------------

Money Market Fund
    1991       $1.00       $.0561              -          $.0561         $.0561               -             $.0561        $1.00
    1992        1.00        .0334              -           .0334          .0334               -              .0334         1.00
    1993e       1.00        .0237              -           .0237          .0237               -              .0237         1.00
    1994e       1.00        .0337              -           .0337          .0337               -              .0337         1.00
    1995f       1.00        .0516              -           .0516          .0516           $.0003             .0516         1.00

Income Fund
    1991      $0.95          $.08            $.09           $.17           $.08               -               $.08        $1.04
    1992       1.04           .07            (.01)           .06            .07              .01               .08         1.02
    1993e      1.02           .06             .07            .13            .06              .08               .14         1.01
    1994e      1.01           .06            (.09)          (.03)           .06               -                .06         0.92
    1995f       .92           .06             .09            .15            .05               -                .05         1.02

                                                                 Ratio of
                                       Net       Ratio of           Net
                                    Assets at    Expenses       Investment
                                     End of         to            Income       Portfolio
                       Total         Period       Average       to Average     Turnover
                      Return          (000)     Net Assets      Net Assets       Rate
-------------------------------------------------------------------------------------------
Money Market Fund
    1991               5.75%       $32,555         0.81%          5.66%           -
    1992               3.36         25,808         0.84           3.35            -
    1993 e             2.39         20,508         1.00a          2.39 b          -
    1994 e             3.43         16,673         1.00a          3.32 b          -
    1995 f             5.33          1,034         0.80a          5.38 b          -

Income Fund
    1991              17.94 %      $22,716         0.84 %         7.81 %          62 %
    1992               7.08         20,588         0.90           7.29            23
    1993 e            13.36         19,910         1.00 c         6.06 d         116
    1994 e            -3.12         15,210         1.00 c         6.37 d           8
    1995 f            16.21          1,105         0.95 c         6.50 d          45

a. Ratios of expenses to average net assets prior to the reduction of advisory fee were 1.21%, 1.11% and 1.02%, respectively, for 1995, 1994 and 1993.
b. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 4.91%, 3.22% and 2.37%, respectively, for 1995, 1994 and 1993.
c. Ratios of expenses to average net assets prior to the reduction of advisory fee were 1.37%, 1.15% and 1.01%, respectively, in 1995, 1994 and 1993.
d. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 6.08%, 6.22% and 6.06%, respectively, in 1995, 1994 and 1993.
e. Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
f. Per share amounts have been calculated using the average shares method, which more appropriately presents the the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of CIGNA Funds Group

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the CIGNA Funds Group, formerly CIGNA Annuity Funds, ("the Funds") at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the years indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Boston, Massachusetts
February 15, 1996